                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_] Preliminary Proxy Statement    [_] Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                   WELLS REAL ESTATE INVESTMENT TRUST, INC.
                  ------------------------------------------
               (Name of Registrant as Specified in its Charter)

      ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration No.:
    (3)  Filing Party:
    (4)  Date Filed:

WELLS REAL ESTATE INVESTMENT TRUST, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 16, 1999
--------------------------------------------------------------------------------

Dear Shareholder:

On Wednesday, June 16, 1999, Wells Real Estate Investment Trust, Inc., a Maryland corporation, will hold its 1999 Annual Meeting of Shareholders at The Atlanta Athletic Club, 123 Bobby Jones Drive, Duluth, Georgia 30097. The meeting will begin at 2:00 p.m. eastern daylight time.

We are holding this meeting to:

      1. Elect nine directors to hold office for one year terms expiring in 2000.

      2.  Approve the Independent Director Stock Option Plan;

      3.  Approve the appointment of our independent auditors; and

      4.  Attend to other business properly presented at the meeting.

Your Board of Directors has selected April 30, 1999 as the record date for determining shareholders entitled to vote at the meeting.

This proxy statement, proxy card and our 1998 Annual Report to Shareholders are being mailed on or about May 7, 1999.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Brian M. Conlon
                                              Secretary

Atlanta, Georgia
May 7, 1999

                                PROXY STATEMENT

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS......................................................    1

CERTAIN INFORMATION ABOUT THE COMPANY'S MANAGEMENT.........................    4

EXECUTIVE COMPENSATION.....................................................    9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................    9

STOCK OWNERSHIP............................................................   11

PROPOSALS YOU MAY VOTE ON..................................................   12

SHAREHOLDER PROPOSALS......................................................   16

OTHER MATTERS..............................................................   16

APPENDIX - PROXY CARD......................................................   17

WELLS REAL ESTATE INVESTMENT TRUST, INC. INDEPENDENT
DIRECTOR STOCK OPTION PLAN.........................................  EXHIBIT "A"

                             QUESTIONS AND ANSWERS

   Wells Real Estate Investment Trust, Inc. is providing you with this proxy statement, which contains information about the items to be voted upon at our Annual Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.


Q: WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission
   (SEC) and which is designed to assist you in voting.


Q: WHAT IS A PROXY?

A: A proxy is a person who votes the shares of another person who could not attend a meeting. The term "proxy" also refers to the proxy card. When you return the enclosed proxy card, you are giving us your permission to vote your shares at the Annual Meeting. The people who will vote your shares at the Annual Meeting are Leo F. Wells, III or Brian M. Conlon. They will vote your shares as you instruct, unless you return the proxy card and give no instructions. In this case, they will vote FOR all of the director nominees and FOR the other proposals to be voted upon. They will not vote your shares if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us as soon as possible if you do not plan on attending the meeting.


Q: WHEN IS THE ANNUAL MEETING AND WHERE WILL IT BE HELD?

A: The Annual Meeting will be held on Wednesday, June 16, 1999 at 2:00 p.m. at
   The Atlanta Athletic Club, 123 Bobby Jones Drive, Duluth, Georgia 30097.


Q: WHAT MAY I VOTE ON?

A: You may vote on the following proposals:

   (1) The election of nominees to serve on the Board of Directors;
   (2) The approval of the Independent Director Stock Option Plan;
   (3) The approval of the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 1999.


Q: HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board of Directors recommends a vote FOR each of the proposals.

Q: WHO IS ENTITLED TO VOTE?

A: Anyone who owned our common stock at the close of business on April 30, 1999, the record date, are entitled to vote at the Annual Meeting.


Q: HOW DO I VOTE?

A: You may vote your shares either in person or by proxy. Whether you plan to attend the meeting and vote in person or not, we urge you to complete the enclosed proxy card and return it promptly in the enclosed envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the nominees for director and FOR all of the other proposals to be voted upon at the Annual Meeting.


Q: WHAT IF I RETURN THE PROXY CARD AND THEN CHANGE MY MIND?

   You have the right to revoke your proxy at any time before the meeting by:

   (1) notifying the Secretary of the Company;
   (2) attending the meeting and voting in person; or
   (3) returning another proxy card before the Annual Meeting date that is dated after the first proxy card.


Q: HOW MANY SHARES CAN VOTE?

A: As of the record date, 6,357,132 shares of our common stock were issued and outstanding. Every shareholder of our common stock is entitled to one vote for each share held.


Q: WHAT IS A "QUORUM"?

A: A "quorum" is a majority of the outstanding shares. A quorum may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention.


Q: HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A: Although we do not know of any business to be considered at the Annual
   Meeting other than the election of directors and the other proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Leo F. Wells, III, President, and Brian M. Conlon, Secretary, or either of them, to vote on such matters at their discretion.


Q: WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF
   SHAREHOLDERS DUE?

A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Brian M. Conlon, Secretary, Wells Real Estate Investment Trust, Inc., 3885 Holcomb Bridge Road, Norcross, Georgia 30092 by December 31, 1999.


Q: WHO PAYS THE COST OF THIS PROXY SOLICITATION?

A: The Company will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our shareholders.


Q: IS THIS PROXY STATEMENT THE ONLY WAY THAT PROXIES ARE BEING SOLICITED?

A: No. In addition to mailing proxy solicitation material, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication.

              CERTAIN INFORMATION ABOUT THE COMPANY'S MANAGEMENT


INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES


   The entire Board of Directors considers all major decisions concerning the Company. However, the Board has established an Audit Committee so that this important area can be addressed in more depth than may be possible in a full Board meeting.

   The Audit Committee will hold its first meeting in June 1999. The Audit Committee members are John L. Bell, Richard W. Carpenter, Bud Carter, William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms and Neil H. Strickland.

   The purpose of the Audit Committee is:

   . To review the professional services and independence of our independent auditors;

   . To review with our independent accountants the status of our accounts, accounting procedures and internal controls;

   . To recommend to the Board of Directors the firm to be selected as the independent public accountants for the Company;

   .  To monitor the performance of the independent public accountants;

   .  To review and approve the scope of the annual audit;

   . To review and evaluate with the independent public accountants our annual audit and annual consolidated financial statements;

   .  To review with management the status of internal accounting controls;

   . To evaluate problem areas having a potential financial impact on the Company that may be brought to its attention by management, the independent public accountants or the Board; and

   .  To evaluate all public financial reporting documents of the Company.

   We do not have a standing Nominating Committee or Compensation Committee. To the extent necessary, these functions are performed by the Board of Directors acting as a whole. The Board of Directors met five times during 1998, and of the nine members of the Board, only William H. Keogler, Jr. attended fewer than 75% of the meetings.


COMPENSATION OF DIRECTORS


   We pay directors who are not employees of the Company ("Independent Directors") $250 for each Board meeting they attend. In addition, we have reserved 100,000 shares of common stock (if Proposal 2 is approved) for future issuance upon the exercise of stock options that may be granted to the Independent Directors. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. If a director also is an officer of the Company, we do not pay separate compensation for services rendered as a director.

EXECUTIVE OFFICERS AND DIRECTORS


   We have provided below certain information about our executive officers and nominees for re-election as directors.

                                                                                     Year First
                                                                                     Became a
Name                                         Position(s)                   Age       Director
----                                         -----------                   ---       --------
Leo F. Wells, III               President and Director (term expiring       55        1998
                                in 1999; nominee for a term expiring
                                in 2000)

Brian M. Conlon                 Executive Vice President, Treasurer,        41        1998
                                Secretary and Director (term expiring
                                in 1999; nominee for a term expiring
                                in 2000)

John L. Bell/(1)/               Director (term expiring in 1999;            58        1998
                                nominee for a term expiring in 2000)

Richard W. Carpenter/(1)/       Director (term expiring in 1999;            62        1998
                                nominee for a term expiring in 2000)

Walter W. Sessoms/(1)/          Director (term expiring in 1999;            65        1998
                                nominee for a term expiring in 2000)

Bud Carter/(1)/                 Director (term expiring in 1999;            60        1998
                                nominee for a term expiring in 2000)

William H. Keogler, Jr./(1)/    Director (term expiring in 1999;            53        1998
                                nominee for a term expiring in 2000)

Donald S. Moss/(1)/             Director (term expiring in 1999;            63        1998
                                nominee for a term expiring in 2000)

Neil H. Strickland/(1)/         Director (term expiring in 1999;            63        1998
                                nominee for a term expiring in 2000)

_____________________

(1) Messrs. Bell, Carpenter, Sessoms, Carter, Keogler, Moss and Strickland serve on our Audit Committee.

    LEO F. WELLS, III is the President and a director of the Company and the President and sole director of Wells Capital, Inc. (the "Advisor"). He is also the sole shareholder and sole director of Wells Real Estate Funds, Inc., the parent corporation of the Advisor. Mr. Wells is President of Wells & Associates, Inc., a real estate brokerage and investment company formed in 1976 and incorporated in 1978, for which he serves as principal broker. He is also the sole director and President of:

    . Wells Management Company, Inc., a property management company he organized in 1983;

   . Wells Investment Securities, Inc., a registered securities broker-dealer he organized in 1984;

   . Wells Advisors, Inc., a company he organized in 1991 to act as a non-bank custodian for IRAs; and

   . Wells Development Corporation, a company he organized in 1997 to temporarily own, operate, manage and develop real properties.

   Mr. Wells was a real estate salesman and property manager from 1970 to 1973 for Roy D. Warren & Company, an Atlanta real estate company, and he was associated from 1973 to 1976 with Sax Gaskin Real Estate Company, during which time he became a Life Member of the Atlanta Board of Realtors Million Dollar Club. From 1980 to February 1985 he served as Vice President of Hill-Johnson, Inc., a Georgia corporation engaged in the construction business. Mr. Wells holds a Bachelor of Business Administration degree in economics from the University of Georgia. Mr. Wells is a member of the International Association for Financial Planning (IAFP) and a registered NASD principal.

   Mr. Wells has over 25 years of experience in real estate sales, management and brokerage services. He is currently a co-general partner in a total of 25 real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties. As of September 30, 1998, these 25 real estate limited partnerships represented investments totalling over $280,000,000 from approximately 26,000 investors.

   BRIAN M.CONLON is the Executive Vice President, Secretary, Treasurer and a director of the Company. Mr. Conlon also serves as Executive Vice President of the Advisor, Wells Development Corporation and Wells Real Estate Funds, Inc. He also serves as Vice President of Wells Investment Securities, Inc. Mr. Conlon joined the Advisor in 1985 as a Regional Vice President, and served as Vice President and National Marketing Director from 1991 until April 1996 when he assumed his current position. Previously, Mr. Conlon was director of Business Development for Tishman Midwest Management & Leasing Services Corp. where he was responsible for marketing the firm's property management and leasing services to institutions. Mr. Conlon also spent two years as an Investment Property Specialist with Carter & Associates where he specialized in acquisitions and dispositions of office and retail properties for institutional clients. Mr. Conlon received a Bachelor of Business Administration degree from Georgia State University and a Master of Business Administration degree from the University of Dallas. Mr. Conlon is a member of the IAFP. He is also a general securities principal and holds a Georgia real estate brokerage license. Mr. Conlon also holds the certified commercial investment member (CCIM) designation of the Commercial Investment Real Estate Institute and the certified financial planner
(CFP) designation of the Certified Financial Planner Board of Standards, Inc.

   JOHN L. BELL was the owner and Chairman of Bell-Mann, Inc., the largest commercial flooring contractor in the Southeast ("Bell-Mann") from February 1971 to February 1996. Mr. Bell also served on the Board of Directors of Realty South Investors, a REIT traded on the American Stock Exchange, and was the founder and served as a director of both the Chattahoochee Bank and the Buckhead Bank. In 1997, Mr. Bell initiated and implemented a

"Dealer Acquisition Plan" for Shaw Industries, Inc., a floor covering manufacturer and distributor, which plan included the acquisition of Bell-Mann.

   Mr. Bell currently serves on the advisory boards of Windsor Capital, Mountain Top Boys Home and the Eagle Ranch Boys Home. Mr. Bell is also extensively involved in buying and selling real estate both individually and in partnership with others. Mr. Bell graduated from Florida State University majoring in accounting and marketing.

   RICHARD W. CARPENTER served as General Vice President of Real Estate Finance of The Citizens and Southern National Bank from 1975 to 1979, during which time his duties included the supervision and establishment of the co-mingled United Kingdom Pension Fund, U.K.-American Properties, Inc. established primarily for investment in commercial real estate within the United States.

   Mr. Carpenter is currently President and director of Realmark Holdings Corp., a residential and commercial real estate developer, and has served in that position since October 1983. He is also President and director of Leisure Technology, Inc., a retirement community developer, a position which he has held since March 1993, Managing Partner of Carpenter Properties, L.P., a real estate limited partnership, and President and director of the oil storage companies Wyatt Energy, Inc. and Commonwealth Oil Refining Company, Inc., positions which he has held since 1995 and 1984, respectively.

   Mr. Carpenter also serves as Vice Chairman of the Board of Directors of both First Liberty Financial Corp. and Liberty Savings Bank, F.S.B. and Chairman of the Audit Committee of First Liberty Financial Corp. He has been a member of The National Association of Real Estate Investment Trusts and served as President and Chairman of the Board of Southmark Properties, an Atlanta based REIT investing in commercial properties. Mr. Carpenter is a past Chairman of the American Bankers Association Housing and Real Estate Finance Division Executive Committee. Mr. Carpenter holds a Bachelor of Science degree from Florida State University, where he was named the outstanding alumni of the School of Business in 1973.

   WALTER W. SESSOMS was employed by BellSouth Telecommunications, Inc. ("BellSouth") from 1971 until his retirement in June 1997. While at BellSouth, Mr. Sessoms served in a number of key positions, including Vice President-Residence for the State of Georgia from June 1979 to July 1981, Vice President-Transitional Planning Officer from July 1981 to February 1982, Vice President-Georgia from February 1982 to June 1989, Senior Vice President-Regulatory and External Affairs from June 1989 to November 1991, and Group President-Services from December 1991 until his retirement on June 30, 1997.

   Mr. Sessoms currently serves as a director of the Georgia Chamber of Commerce for which he is a past Chairman of the Board, the Atlanta Civic Enterprises and the Salvation Army's Board of Visitors of the Southeast Region. Mr. Sessoms is also a past executive advisory council member for the University of Georgia College of Business Administration and past member of the executive committee of the Atlanta Chamber of Commerce. Mr. Sessoms is a graduate of Wofford College where he earned a degree in economics and business administration and is currently a practitioner/lecturer at the University of Georgia.

   BUD CARTER was an award-winning broadcast news director and anchorman for several radio and television stations in the Midwest for over 20 years. From 1975 to 1980, Mr. Carter served as General Manager of WTAZ-FM, a radio station in Peoria, Illinois and served as editor and publisher of The Peoria Press, a weekly business and political journal in Peoria, Illinois. From 1981 until 1989, Mr. Carter was also an owner and General Manager of Transitions, Inc., a corporate outplacement company in Atlanta, Georgia.

   Mr. Carter currently serves as Senior Vice President for The Executive Committee, a 42-year old international organization established to aid presidents and CEOs share ideas on ways to improve the management and profitability of their respective companies. The Executive Committee operates in numerous large cities throughout the United States, Canada, Australia, France, Italy, Malaysia, Brazil, the United Kingdom and Japan. The Executive Committee has more than 6,000 presidents and CEOs who are members. In addition, Mr. Carter was the first Chairman of the organization recruited in Atlanta and still serves as Chairman of the first two groups formed in Atlanta, each comprised of 14 noncompeting CEOs and presidents. Mr. Carter is a graduate of the University of Missouri where he earned degrees in journalism and social psychology.

   WILLIAM H. KEOGLER, JR. was employed by Brooke Bond Foods, Inc. as a Sales Manager from June 1965 to September 1968. From July 1968 to December 1974, Mr. Keogler was employed by Kidder Peabody & Company, Inc. and Dupont, Glore, Forgan as a corporate bond salesman responsible for managing the industrial corporate bond desk and the utility bond area. From December 1974 to July 1982, Mr. Keogler was employed by Robinson-Humphrey, Inc. as the Director of Fixed Income Trading Departments responsible for all municipal bond trading and municipal research, corporate and government bond trading, unit trusts and SBA/FHA loans, as well as the oversight of the publishing of the Robinson-Humphrey Southeast Unit Trust, a quarterly newsletter. Mr. Keogler was elected to the Board of Directors of Robinson-Humphrey, Inc. in 1982. From July 1982 to October 1984, Mr. Keogler was Executive Vice President, Chief Operating Officer, Chairman of the Executive Investment Committee and member of the Board of Directors and Chairman of the MFA Advisory Board for the Financial Service Corporation. He was responsible for the creation of a full service trading department specializing in general securities with emphasis on municipal bonds and municipal trusts. Under his leadership, Financial Service Corporation grew to over 1,000 registered representatives and over 650 branch offices. In March 1985, Mr. Keogler founded Keogler, Morgan & Company, Inc., a full service brokerage firm, and Keogler Investment Advisory, Inc., in which he served as Chairman of the Board of Directors, President and Chief Executive Officer. In January 1997, both companies were sold to SunAmerica, Inc., a publicly traded New York Stock Exchange company. Mr. Keogler continued to serve as President and Chief Executive Officer of these companies until his retirement in January 1998.

   Mr. Keogler serves on the Board of Trustees of Senior Citizens Services of Atlanta. He graduated from Adelphi University in New York where he earned a degree in psychology.

   DONALD S. MOSS was employed by Avon Products, Inc. ("Avon") from 1957 until his retirement in 1986. While at Avon, Mr. Moss served in a number of key positions, including Vice President and Controller from 1973 to 1976, Group Vice President of Operations-

Worldwide from 1976 to 1979, Group Vice President of Sales-Worldwide from 1979 to 1980, Senior Vice President-International from 1980 to 1983 and Group Vice President-Human Resources and Administration from 1983 until his retirement in 1986. Mr. Moss was also a member of the board of directors of Avon Canada, Avon Japan, Avon Thailand, and Avon Malaysia from 1980-1983.

   Mr. Moss is currently a director of The Atlanta Athletic Club. He formerly was the National Treasurer and a director of the Girls Clubs of America from 1973 to 1976. Mr. Moss graduated from the University of Illinois where he received a degree in business.

   NEIL H. STRICKLAND was employed by Loyalty Group Insurance (which subsequently merged with America Fore Loyalty Group and is now known as The Continental Group) as an automobile insurance underwriter. From 1957 to 1961, Mr. Strickland served as Assistant Supervisor of the Casualty Large Lines Retrospective Rating Department. From 1961 to 1964, Mr. Strickland served as Branch Manager of Wolverine Insurance Company, a full service property and casualty service company, where he had full responsibility for underwriting of insurance and office administration in the State of Georgia. In 1964, Mr. Strickland and a non-active partner started Superior Insurance Service, Inc., a property and casualty wholesale general insurance agency. Mr. Strickland served as President and was responsible for the underwriting and all other operations of the agency. In 1967, Mr. Strickland sold his interest in Superior Insurance Service, Inc. and started Strickland General Agency, Inc., a property and casualty general insurance agency concentrating on commercial customers. Mr. Strickland is currently the Senior Operation Executive of Strickland General Agency, Inc. and devotes most of his time to long-term planning, policy development and senior administration.

   Mr. Strickland is a past President of the Norcross Kiwanis Club and served as both Vice President and President of the Georgia Surplus Lines Association. He also served as President and a director of the National Association of Professional Surplus Lines Offices. Mr. Strickland currently serves as a director of First Capital Bank, a community bank located in the State of Georgia. Mr. Strickland attended Georgia State University where he majored in business administration. He received his L.L.B. degree from Atlanta Law School.


                            EXECUTIVE COMPENSATION

   The Company's executive officers do not receive compensation directly from the Company for services rendered to the Company. Both of the Company's officers are also officers of Wells Capital, Inc. (the "Advisor") and its affiliates and are compensated by these entities, in part, for their services to the Company. Please see the discussion of the fees paid to the Advisor and its affiliates contained in the "Certain Relationships and Related Transactions" section below.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Each of the executive officers of the Company are also executive officers of the Advisor, a wholly owned subsidiary of Wells Real Estate Funds, Inc., of which Mr. Wells is the sole shareholder and the sole director. In addition, Messrs. Wells and Conlon are executive officers of Wells Investment Securities, Inc., the dealer manager of the Company's offering of shares of common stock, which is also a wholly owned subsidiary of Wells Real Estate Funds, Inc. Mr. Wells is the sole director of the Advisor and Wells Investment Securities, Inc. Mr. Wells is an executive officer and the sole director of Wells Management Company, Inc., the property manager for the Company, which is also a wholly owned subsidiary of Wells Real Estate Funds, Inc.

   Administration of the day-to-day operations of the Company is provided by the Advisor pursuant to the terms of an advisory agreement (the "Advisory Agreement"). The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors and renders such other services as the Board of Directors deems appropriate. The Advisor also bears the expense of providing executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board of Directors of the Company and only has such authority as the Company may delegate to it as the Company's agent.

   The Advisor is entitled to receive acquisition fees equal to 3% of gross offering proceeds for services in identifying the properties and structuring the terms of the acquisition and leasing of the properties, as wells as the terms of any mortgage loans. In addition, the Advisor is entitled to reimbursement of acquisition expenses equal to .5% of gross offering proceeds. For the year ended December 31, 1998, the Company paid $1,103,913 in acquisition fees and expenses to the Advisor.

   The Advisor also is entitled to reimbursement of up to 3% of gross offering proceeds for organization and offering expenses, including legal, accounting, printing and other accountable offering expenses. For the year ended December 31, 1998, the Company paid $946,210 to the Advisor as reimbursement for organization and offering expenses expended by the Advisor on behalf of the Company.

   Wells Investment Securities, Inc. is entitled to receive selling commissions amounting to 7% of gross offering proceeds for services in connection with the offering of shares, a substantial portion of which has been or will be reallowed as commissions to other broker-dealers participating in the offering. In addition, Wells Investment Securities, Inc. is entitled to receive a marketing support and due diligence expense reimbursement equal to 2.5% of gross offering proceeds, a portion of which may be reallowed to participating broker-dealers. For the year ended December 31, 1998, the Company paid to Wells Investment Securities, Inc. $2,996,334 in commissions and marketing and due diligence expense reimbursements, of which approximately $2,444,378 was reallowed by Wells Investment Securities, Inc. to other participating broker-dealers.

   Wells Management Company, Inc. receives management and leasing fees equal to 4.5% of the gross rental income from properties managed on behalf of the Company. For the year ended December 31, 1998, the Company paid Wells Management Company, Inc. $5,673 in property management and leasing fees.

   The Company also reimburses the Advisor for certain administrative and operating expenses relating to administration of the Company on an on-going basis. Pursuant to the Advisory Agreement, the Company may not make reimbursements for administrative and operating expenses in excess of the greater of 2% of average invested assets or 25% of net income for such year. For the year ended December 31, 1998, the Company made administrative and operating expense reimbursements to the Advisor totalling $17,861. The Company believes that all amounts paid by it to affiliates are fair and reasonable and are comparable to amounts that would be paid for similar services provided by unaffiliated third parties.


                                STOCK OWNERSHIP

   The following table shows, as of February 28, 1999, the amount of common stock of the Company beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

----------------------------------------------------------------------
                                          SHARES BENEFICIALLY OWNED
----------------------------------------------------------------------
                                             NUMBER       PERCENT
----------------------------------------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER
----------------------------------------------------------------------
Leo F. Wells, III (1)                           20,000       *
3885 Holcomb Bridge Road
Norcross, GA 30092
----------------------------------------------------------------------

Brian M. Conlon (1)                             20,022       *
3885 Holcomb Bridge Road
Norcross, GA 30092
----------------------------------------------------------------------

John L. Bell                                        --           --
800 Mt. Vernon Highway, Suite 230
Atlanta, GA 30328
----------------------------------------------------------------------

Richard W. Carpenter (Dick)                         --           --
Realmark Holdings Corporation
P.O. Box 421669 (30342)
5570 Glenridge Drive
Atlanta, GA 30342
----------------------------------------------------------------------

Bud Carter                                          --           --
The Executive Committee
100 Mount Shasta Lane
Alpharetta, GA 30022-5440
----------------------------------------------------------------------

William H. Keogler, Jr.                             --           --
469 Atlanta Country Club Drive
Marietta, GA 30067
----------------------------------------------------------------------

----------------------------------------------------------------------
                                          SHARES BENEFICIALLY OWNED
----------------------------------------------------------------------
                                             NUMBER       PERCENT
----------------------------------------------------------------------
Donald S. Moss                                      --           --
114 Summerour Vale
Duluth, GA 30097
----------------------------------------------------------------------

Walter W. Sessoms                                   --           --
5995 River Chase Circle NW
Atlanta, GA 30328
----------------------------------------------------------------------

Neil H. Strickland                                  --           --
Strickland General Agency, Inc.
3109 Crossing Park
P.O. Box 129
Norcross, GA 30091
----------------------------------------------------------------------

Michigan National Bank Cust                    979,872        19.56%
Macomb County Empl Ret Sys #1571702607
Attn:  Jackie Sadler
27777 Inkster Road
PO Box 9088
Farmington Hills, MI 48334
----------------------------------------------------------------------

All directors and executive officers            20,022            *
as a group/(1)/
----------------------------------------------------------------------

*   Less than 1% of the outstanding common stock.

(1) Includes 20,000 Shares owned by the Advisor. The Advisor is a wholly-owned subsidiary of Wells Real Estate Funds, Inc. Messrs. Wells and Conlon are both control persons of the Advisor, and Mr. Wells is a control person of Wells Real Estate Funds, Inc. Mr. Conlon disclaims beneficial ownership of the Shares owned by the Advisor.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

    Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and we must identify in this
proxy statement those persons who did not file these reports when due.   Based
solely on our review of copies of the reports filed with the Securities and Exchange Commission and written representations of our directors and executive officers, we believe all persons subject to reporting filed the required reports on time in 1998.

                           PROPOSALS YOU MAY VOTE ON

PROPOSAL 1. RE-ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

    At the Annual Meeting, you and the other shareholders will elect all nine members of our Board of Directors. Those persons elected will serve as directors until the 2000 annual meeting or until they are otherwise removed from the Board. The Board of Directors has nominated the following people for election:

    . Leo F. Wells, III
    . Brian M. Conlon
    . John L. Bell
    . Richard W. Carpenter
    . Walter W. Sessoms
    . Bud Carter
    . William H. Keogler, Jr.
    . Donald S. Moss
    . Neil H. Strickland

    Each of the nominees for director is a current member of the Board of Directors. Detailed information on each nominee is provided on pages 5 through 9.

    If you return a properly executed proxy card, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares FOR the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.


VOTE REQUIRED; RECOMMENDATION
--------------------------------------------------------------------------------

    Each of the nine nominees for re-election as a director will be elected at the Annual Meeting by a plurality of all the votes cast at the meeting, meaning that the nine nominees for director who receive the most votes will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. In an uncontested election for directors, the plurality requirement is not a factor. Your Board of Directors unanimously recommends a vote FOR each of the nominees for re-election as director.


PROPOSAL 2. APPROVAL OF THE INDEPENDENT DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

    On March 17, 1999, the Board of Directors adopted the Wells Real Estate Investment Trust, Inc. Independent Director Stock Option Plan ("Plan"). The purpose of the Plan is to foster and promote the long-term financial success of the Company by providing an incentive to persons not affiliated with the Company or its affiliates to serve as directors through stock ownership in the Company. We believe that the Plan will allow us to attract as independent directors qualified persons with the expertise and business judgment necessary to effectively operate the Company. The Plan will not grant options to Messrs. Wells or Conlon who serve as officers of the Company.

    At the Annual Meeting, you will be asked to approve the Plan. Approval of the Plan is required if directors who receive options are to be eligible for the exemption provided by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934. The Plan will not become effective unless it is approved by the holders of record of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting. Unless otherwise instructed, it is the intention of the persons named in the proxy to vote the shares represented thereby in favor of the Plan.

    The following is a brief discussion of the material features of the Plan. If you want to read more about the Plan, please see the copy of the Plan attached to this proxy statement as Exhibit "A."

SUMMARY OF THE PLAN
--------------------------------------------------------------------------------

    The Plan provides for the initial grant of non-qualified stock options to purchase 2,500 shares ("Initial Options") to each Independent Director following such individual's becoming an independent director and approval of the Plan, and for subsequent grants of options to purchase 1,000 shares ("Subsequent Options") to each Independent Director then in office on the date of each annual stockholder's meeting beginning with the annual meeting to be held in Year 2000. The Initial Options and the Subsequent Options are collectively referred to as the "Options." However, Options may not be granted at any time when the grant, along with grants to other Independent Directors, would exceed 10% of our issued and outstanding shares. The option price for the Initial Options will be $12.00 per share. The option price for the Subsequent Options shall be the greater of
(1) $12.00 per share or (2) the fair market value of the shares as defined in
Section 3.5 of the Plan.

    One-fifth of the Initial Options are exercisable beginning on the date of their grant and an additional one-fifth of the Initial Options will become exercisable on each anniversary of the date of their grant for a period of four years until 100% of the shares become exercisable. The Subsequent Options granted under the Plan will become exercisable on the second anniversary of the date of their grant.

    A total of 100,000 shares have been authorized and reserved for issuance under the Plan. If the number of outstanding shares is changed into a different number or kind of our shares or securities through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization or otherwise, an appropriate adjustment will be made in the number and kind of shares that may be issued pursuant to the Options. A corresponding adjustment to the exercise price of the Options granted prior to any change will also be made. Any such adjustment, however, will be made without change in the total payment, if any, applicable to the portion of the Options not exercised but with a corresponding adjustment in the exercise price for each share.

    Options granted under the Plan shall lapse on the first to occur of (1) the tenth anniversary of the date of grant, (2) the removal for cause of the Independent Director as a member of the Board of Directors, or (3) three months following the date the Independent Director ceases to be a director for any reason other than death or disability, and may be exercised by payment of cash or through the delivery of common stock. Options granted under the Plan are generally exercisable in the case of death or disability for a period of one year after death or the disabling event. No Option issued may be exercised if such exercise would jeopardize the Company's status as a REIT under the Internal Revenue Code.

    No Option may be sold, pledged, assigned or transferred by an Independent Director in any manner other than by will or the laws of descent or distribution.

    Upon the dissolution or liquidation of the Company or upon the reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation or upon sale of all or substantially all of our properties, the Plan will terminate, and any outstanding Options will terminate and be forfeited. The Board of Directors may provide in writing in connection with any such transaction for any or all of the following alternatives: (1) for the assumption by the successor corporation of the Options granted or the substitution by such corporation for such Options of options covering the stock of the successor corporation, or a parent or subsidiary of such corporation, with appropriate adjustments as to the number and kind of shares and exercise prices; (2) for the continuance of the Plan by such successor corporation in which event the Plan and the Options will continue in the manner and under the terms so provided; or (3) for the payment in cash or shares of common stock in lieu of and in complete satisfaction of such Options.


VOTE REQUIRED; RECOMMENDATION
--------------------------------------------------------------------------------

    The affirmative vote of a majority of the shares of common stock present and entitled to vote at the Annual Meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your Board of Directors unanimously recommends a vote FOR this proposal.


PROPOSAL 3. APPROVAL OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT
            AUDITORS
--------------------------------------------------------------------------------

    The Board of Directors has approved the appointment of Arthur Andersen LLP as our independent auditors for 1999. Arthur Andersen LLP has served as independent auditors of Well Capital, Inc., the Advisor, and its affiliates since 1995. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of Arthur Andersen LLP will attend the Annual Meeting to answer appropriate questions. They may also make a statement.

    Audit services provided by Arthur Andersen LLP during 1998 included an audit of our financial statements, audits of financial statements for certain properties we acquired during

1998 and a review of our Annual Report and certain other filings with the Securities and Exchange Commission and certain other governmental agencies.

    The Board of Directors believes that Arthur Andersen LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of the Company's principal independent public accountants. Therefore, the Board of Directors has selected Arthur Andersen LLP to act as the Company's principal independent public accountants to examine our financial statements during 1999.


VOTE REQUIRED; RECOMMENDATION
--------------------------------------------------------------------------------

    The affirmative vote of a majority of the shares of common stock present and entitled to vote at the Annual Meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your Board of Directors unanimously recommends a vote FOR this proposal.


                             SHAREHOLDER PROPOSALS

    Shareholders interested in presenting a proposal for consideration at our annual meeting of shareholders in 2000 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Articles of Incorporation and Bylaws. To be eligible for inclusion, shareholder proposals must be received by Brian M. Conlon, as Secretary of the Company, no later than December 31, 1999.


                                 OTHER MATTERS

    As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                                     PROXY
                   WELLS REAL ESTATE INVESTMENT TRUST, INC.

                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 16, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned shareholder hereby appoints Leo F. Wells, III or Brian M. Conlon, or either of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of WELLS REAL ESTATE INVESTMENT TRUST, INC. (the "Company") to be held on June 16, 1999, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the Annual Report furnished herewith.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.



                          (CONTINUED ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)


                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
        FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3

1.   ELECTION OF DIRECTORS.

     [_]  FOR ALL NOMINEES LISTED BELOW

     [_]  WITHHOLD AUTHORITY to vote for all nominees listed below

     Nominees: Leo F. Wells, III, Brian M. Conlon, John L. Bell, Richard W.
               Carpenter, Walter W. Sessoms, Bud Carter, William H. Keogler, Jr., Donald S. Moss and Neil H. Strickland

       INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

       ________________________________________________________________________

2. PROPOSAL TO APPROVE THE WELLS REAL ESTATE INVESTMENT TRUST, INC. INDEPENDENT DIRECTOR STOCK OPTION PLAN.

     [_]  FOR          [_]  AGAINST          [_]  ABSTAIN


3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1999.

     [_]  FOR          [_]  AGAINST          [_]  ABSTAIN


Date:__________________                           _______________________
                                                            Signature


Date:__________________                           _______________________
                                                  Signature


                               [Insert ID Label]

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  EXHIBIT "A"

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.
                    INDEPENDENT DIRECTOR STOCK OPTION PLAN


                                  ARTICLE I.

                                    GENERAL

1.1.  PURPOSE:

      Wells Real Estate Investment Trust, Inc., a Maryland corporation (the "Company"), hereby adopts this Independent Director Stock Option Plan (the "Plan"). The purpose of the Plan is to foster and promote the long-term financial success of the Company by attracting and retaining outstanding non-employee directors by enabling them to participate in the Company's growth through the granting of Options (as defined in Article II) which entitle them to purchase shares of the Company's common stock, par value $.01 per share ("Shares").

1.2.  PARTICIPATION:

      Only directors of the Company who at the time an Option is granted are "Non-Employee Directors" as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or any similar rule which may subsequently be in effect (the "Independent Directors") shall receive an Option under the Plan.

1.3.  SHARES SUBJECT TO THE PLAN:

      Shares to be issued upon exercise of Options granted under the Plan may be in whole or in part from authorized but unissued Shares or treasury Shares of the Company. A maximum of 100,000 Shares (the "Plan Maximum") may be issued for all purposes under the Plan (subject to adjustment pursuant to Section 3.2), and the Company shall reserve 100,000 authorized but unissued Shares as of the date this Plan is established for issuance upon exercise of Options granted under the Plan. Any Shares reserved for issuance under Options which for any reason are canceled or terminated without having been exercised shall not be counted in determining whether the Plan Maximum has been reached. Options for fractional shares shall not be granted.

1.4.  GENDER AND NUMBER:

      Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                  ARTICLE II.

                              STOCK OPTION AWARDS

2.1.  AWARD OF STOCK OPTIONS:

          (a) Effective on the later of (i) the date on which an Independent Director becomes a member of the Board of Directors of the Company or (ii) the date this Plan is adopted by the stockholders of the Company, each Independent Director who satisfies the conditions set forth in Section 1.2 will automatically be awarded a stock option (an "Initial Option") under the Plan to purchase 2,500 Shares (subject to adjustment pursuant to Section 3.2). Effective on the date of each Annual Meeting of Stockholders of the Company (an "Annual Meeting"), commencing with the Company's Annual Meeting in 2000, each Independent Director then in office who satisfies the conditions set forth in
Section 1.2 will automatically be awarded a stock option (a "Subsequent Option" or the "Subsequent Options," collectively with the "Initial Options" referred to herein as an "Option" or "Options") to purchase 1,000 Shares (subject to adjustment pursuant to Section 3.2). The Options are not intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          (b) Notwithstanding any other provision of this Plan, no Options shall be issued pursuant to Section 2.1(a) to the extent that the issuance of such Options would (i) enable the Independent Directors as a group to hold more than 10% of the outstanding Shares if such Options were exercised; (ii) result in the Company being "closely-held" within the meaning of Code Section 856(h);
(iii) cause the Company to own, directly or constructively, 10% or more of the ownership interests in a tenant of the property of the Company (or of the property of one or more partnerships in which the Company is a partner), within the meaning of Code Section 856(d)(2)(B); or (iv) cause, in the opinion of counsel to the Company, the Company to fail to qualify (or create, in the opinion of counsel to the Company, a material risk that the Company would no longer qualify) as a real estate investment trust within the meaning of Code
Section 856. To the extent that the issuance of Options pursuant to Section 2.1(a) would violate any of these limitations, the number of Shares that may be purchased under the Options to be issued to each of the Independent Directors shall be reduced pro rata. To the extent that the number of Shares which may be purchased under Options issued to an Independent Director is reduced in any year as a result of the application of these limitations, Options to purchase such Shares shall be issued to the Independent Director in any subsequent year in which issuance of such Options, after taking into account the Options to be issued to the Independent Directors in such subsequent year under Section 2.1(a), would not violate the limitations imposed by this Section 2.1(b). To the extent that the issuance of an Option is delayed until a subsequent year under this Section 2.1, the Option shall be treated for all purposes under this Plan as having been issued in such subsequent year.

2.2.  STOCK OPTION CERTIFICATES:

      The award of an Option shall be evidenced by a certificate executed by an officer of the Company.

2.3.  OPTION PRICE:

      The purchase price of a Share (the "Option Price") under each Initial Option granted shall be $12.00 per Share, and the Option Price under each Subsequent Option granted shall be the greater of (i) $12.00 per Share, or (ii) the Fair Market Value (as defined in Section 3.5) of a Share on the last business day preceding the date of any Annual Meeting.

2.4.  EXERCISE AND TERM OF OPTIONS:

      (a) Options may be exercised by the delivery of written notice of exercise and payment of the aggregate Option Price for the Shares to be purchased to the Secretary of the Company. The Option Price may be paid in cash (including check, bank draft or money order) or, unless in the opinion of counsel to the Company doing so may result in a possible violation of law, by delivery of Shares already owned by the Independent Director, valued at Fair Market Value on the date of the exercise. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Independent Director a certificate or certificates representing the purchased Shares. An Independent Director shall have none of the rights of a shareholder until a certificate or certificates for Shares underlying the Option(s) exercised are issued and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

      (b) Each certificate for Shares issued upon exercise of an Option, unless at the time of exercise such Shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), shall bear the following legend:

     "NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SHARES SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE
     SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of such counsel as shall be reasonably approved by the Company, the securities represented thereby no longer need be subject to such restrictions.

     Each certificate for Shares issued upon exercise of an Option shall also bear any legends required by the Company's Articles of Incorporation and the transferability of the certificate and the Shares represented thereby shall be subject to the restrictions contained in the Company's Articles of Incorporation.

     (c) Options granted hereunder shall lapse on the first to occur of (i) the tenth (10th) anniversary of the date of grant, (ii) the removal for cause of the Independent Director as a Director of the Company, or (iii) three (3) months following the date the Independent Director ceases to be a Director of the Company for any reason, except death or disability, as provided below. In the event such Option or Options have not lapsed prior thereto due to occurrence of one of the foregoing events, an Independent Director's Initial Option shall (subject to Section 3.1) become exercisable as follows: (i) 20% of the shares on the date of grant, (ii) an additional 20% of the shares on each anniversary following the date of grant for a period of four (4) years until 100% of the shares become exercisable. In the event such Options have not lapsed prior thereto, an Independent Director's Subsequent Options shall (subject to Section 3.1) become fully exercisable on the second (2nd) anniversary of the date on which each such Subsequent Option was granted. Options shall continue to be exercisable until the first to occur of (i) the tenth (10th) anniversary of the date of grant, (ii) the removal for cause of the Independent Director as a Director of the Company, or (iii) three (3) months following the date the Independent Director ceases to be a Director of the Company for any reason, except death or disability. Notwithstanding the foregoing, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one (1) year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be a Director of the Company for any other reason and the Option is otherwise exercisable on the date of the death or disabling event; PROVIDED, HOWEVER, if the Option is exercised within the first six (6) months after it becomes exercisable, any Shares issued pursuant to such exercise may not be sold until the six (6) month anniversary of the date of the grant of the Option. An Independent Director is removed "for cause" for gross negligence or willful misconduct in the execution of his duties; or for conviction of, or entry of a plea of guilty or nolo contendere to, any felony or any act of fraud, embezzlement, misappropriation, or a crime involving moral turpitude.

     (d) Notwithstanding any other terms or provisions herein to the contrary, no Option may be exercised if, in the opinion of the Company's counsel, such exercise would jeopardize the Company's status as a real estate investment trust under the Code.

                                 ARTICLE III.

3.1.  NONTRANSFERABILITY; BENEFICIARIES:

      No Option awarded under the Plan shall be transferable by the Independent Director otherwise than by will or, if the Independent Director dies intestate, by the laws of descent and distribution. All Options exercised during the Independent Director's lifetime shall be exercised only by the Independent Director or his legal representative. Any transfer contrary to this Section 3.1 will nullify the Option. Notwithstanding any other provisions of this Plan, Options granted under this Plan shall continue to be exercisable in the case of death or disability for a period of one (1) year after death or the disabling event, provided that the death or disabling event occurs while the person is an Independent Director and prior to his or her removal for cause, resignation or ceasing to be an Independent Director for any other reason and the Option is exercisable on the date of the Independent Director's death or disabling event; PROVIDED, HOWEVER, if the Option is exercised within the first six (6) months after it becomes exercisable, any Shares issued on such exercise may not be sold until the six (6) month anniversary of the date of the grant of the Option. Each Independent Director may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) who may exercise such Options. Each designation will revoke all prior designations by such Independent Director, must be in writing and will be effective only when filed with the Executive Vice President of the Company during his lifetime.

3.2.  ADJUSTMENT UPON CERTAIN CHANGES:

      (a) If the outstanding Shares are (i) increased, decreased, or (ii) changed into, or exchanged for, a different number or kind of shares or securities of the Company, through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of Shares that may be issued pursuant to an Option and in the minimum number of Shares that must be issued and outstanding prior to the issuance of the Initial Options pursuant to Section 2.1(a)(iii). A corresponding adjustment to the consideration payable with respect to all Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the Option Price for each Share.

      (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon sale of all or substantially all of the Company's property, the Plan shall terminate, and any outstanding Options shall terminate and be forfeited. However, holders of Options may exercise any Options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger.

Notwithstanding the foregoing, the Board of Directors may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or Shares in lieu of and in complete satisfaction of such Options.

3.3.  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN:

      The Board of Directors may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any Options thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Independent Directors to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Board of Directors may deem to be in the best interests of the Company; provided, however, that no such amendment shall without stockholder approval to the extent required by law, or any agreement or the rules of any stock exchange upon which the Shares may be listed or of any national market system on which Shares may be traded: (a) except as provided in Section 3.2, materially increase the number of Shares which may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; (c) materially increase the benefits accruing to Independent Directors under the Plan; or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall: (x) impair the rights of Independent Directors affected thereby; or (y) make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3.

3.4.  TAX WITHHOLDING:

      (a) The Company shall have the power to withhold, or require an Independent Director to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Company with respect to any amount payable and/or Shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

     (b) Subject to the consent of the Board of Directors of the Company, due to the exercise of an Option, an Independent Director may make an irrevocable election (an "Election") to: (a) have Shares otherwise issuable hereunder withheld; or (b) tender back to the Company Shares received; or (c) deliver back to the Company previously acquired Shares of the Company having a Fair Market Value sufficient to satisfy all or part of the Independent Director's estimated tax obligations associated with the transaction. Such Election must be made by an Independent Director prior to the date on which the relevant tax obligation arises. The Board of Directors of the Company may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Option under this Plan that the right to make Elections shall not apply to such Option.

3.5.  DEFINITION OF FAIR MARKET VALUE:

      "Fair Market Value" on any date shall mean the average of the Closing Price (as defined below) per Share for the five (5) consecutive Trading Days (as defined below) ending on such date. The "Closing Price" on any date shall mean the last sale price, regular way (as defined below), or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The NASDAQ Stock Market, Inc. ("NASDAQ") or, if NASDAQ is no longer in use, the principal; automated quotation system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as selected by the Board or, if there is no professional market maker making a market in the Shares, the average of the last ten (10) sales pursuant to the IPO if the IPO has not concluded, or, if the IPO has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program ("SRP"), then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price pr share at which a Stockholder may purchase Shares pursuant to the Company's Distribution Reinvestment Program (the "DRP") if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of a Share as determined by the Company, in its sole discretion. "Trading Day" shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Georgia are authorized or obligated by law or executive order to close.

      The term "regular way" means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effect "ex-clearing" for same day or next day settlement.

3.6.  PLAN NOT EXCLUSIVE:

      The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for Independent Directors or other Directors of the Company.

3.7.  LISTING, REGISTRATION AND LEGAL COMPLIANCE:

      Each Option shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification thereof or of any Shares or other property subject thereto upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise, with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the aware of such Option or the issue, delivery or purchase of Shares or other property thereunder, no such Option may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Company, and the holder of the award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. The Company may at any time impose any limitations upon the exercise, delivery or payment of any Option which, in the opinion of the Board of Directors of the Company, are necessary or desirable in order to cause the Plan or any other plan of the Company to comply with Rule 16b-3. If the Company, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal or state legal or regulatory requirements to reduce the period during which Options may be exercised, the Board of Directors of the Company may, without the holders' consent, so reduce such period on not less than 15 days written notice to the holders thereof.

3.8.  RIGHTS OF INDEPENDENT DIRECTORS:

      Nothing in the Plan shall confer upon any Independent Director any right to serve as an Independent Director for any period of time or to continue serving at his present or any other rate of compensation.

3.9.  NO OBLIGATION TO EXERCISE OPTION:

      The granting of an Option shall impose no obligation upon the Independent Director to exercise such Option.

3.10.  REQUIREMENTS OF LAW; GOVERNING LAW:

       The granting of Options under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia. The provisions of this Plan shall be interpreted so as to comply with the conditions or requirements of Rule 16b-3, unless a contrary interpretation of any such provision is otherwise required by applicable law.